                         OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.
                             Supplement dated February 28, 2007
                         to the Prospectus dated February 28, 2007

This  supplement  amends  the  Prospectus  dated  February  28,  2007.  The
Prospectus  is  amended  by adding  the  following  paragraph  at the end of the section "How the Fund is Managed" beginning on page 14:

The  Board  of  Directors  of the Fund has  recommended  that  shareholders approve  a  change  in the  Fund's  investment  objective.  The  Fund's  current investment  objective  is: "The Fund seeks capital  appreciation."  Shareholders will be asked to approve a change of the Fund's  investment  objective  to: "The
Fund seeks total  return." The change in investment  objective  would enable the
Fund to shift to an equity income strategy with dividends  becoming an important investment criterion,  and the Fund would seek to provide total return. Approval of the Fund's shareholders is required before the Fund can change its investment objective.

     If shareholders approve the change in investment objective, the Sub-Adviser would no longer manage the Fund's portfolio, and the Manager would terminate the
Sub-Advisory  Agreement  effective  on or  about  the  date  of the  shareholder approval of the new investment  objective.  Portfolio  managers  employed by the
Manager would assume  responsibility for the day-to-day portfolio management for the Fund.

Shareholders of record at the close of business on April 10, 2007 are being mailed proxy materials  explaining the reasons for the proposed changes.  If the proposal is approved by  shareholders  at a meeting  scheduled  to be held on or about June 29,  2007,  the Fund's  prospectus  and/or  statement  of  additional information  will be  revised  to  reflect  the  new  investment  objective  and investment strategy.

February 28, 2007                                            PS0835.023